UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2005

                     BATTLE MOUNTAIN GOLD EXPLORATION CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                  000-50399            86-1066675
----------------------------     ---------------    --------------------
(State or other jurisdiction      (Commission         (IRS Employer
      of incorporation)           File Number)      Identification No.)

        ONE EAST LIBERTY STREET, SIXTH FLOOR, SUITE 9, RENO, NEVADA 89504
        -----------------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code (775) 686-6081

                                      N/A
                                      ---
                        (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 26, 2005, Battle Mountain Gold Exploration Corp. ("BMGX" or "Purchaser") entered into a Share Purchase Agreement ("SPA") to acquire 100 % of the total issued and outstanding shares ("Purchased Shares") of two (2) wholly-owned to-be-formed subsidiaries of IAMGold Corporation, a Canadian corporation ("Vendor"), known as Newco Canada and Newco Barbados. Purchase price for the Purchased Shares is US$21,850,000, payable as follows:

          (a)     for  the  Purchased  Shares  of  Newco  Canada:

               (i)  US$10,772,000 in immediately available funds; and

               (ii) the  greater  of  (x)  8,156,000  common  shares, $0.001 par value per share, of BMGX and (y) such number of common shares equal to the Required Value, as that term is defined in the SPA included as an exhibit hereto.

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          (b)     for  the  Purchased  Shares  of  Newco  Barbados:

               (i)  US$5,078,000 million in immediately available funds and

               (ii) the  greater  of  (x)  3,844,000  common  shares, $0.001 par value per share, of BMGX and (y) such number of common shares equal to the Required Value.

If, pursuant to a Trust Indenture dated November 10, 1989 among Barrick Gold Corporation (as successor-in-interest to Corona Corporation), Teck Corporation, or Barrick Gold Corporation exercise their rights of first refusal to acquire the Vendor's trust units of the Williams Royalty Trust, the purchase price for the Purchased Shares of Newco Canada shall be reduced by an aggregate amount equal to US$10,400,000 so that:

               (i) The cash consideration for the Purchased Shares of Newco Canada shall be US$3,275,000; and

               (ii) The  Common  Shares  issued  in  respect  of  the  Purchased
                    Shares of Newco Canada shall be the greater of (x) 2,350,000 and (y) such number of common shares equal to the Required Value.

The principal assets of Newco Canada and Newco Barbados consist of the following:

     Royalty Agreements held by Newco Canada in the following properties:

     -    Williams Mine, Ontario (Trust Units to be transferred)

     -    Joe Mann Mine, Ouebec

     -    El Limon Mine, Nicaragua

     -    Lluvio de Oro Mine, Mexico

     -    Night Hawk Lake Property, Ontario

     -    Seguenega Property, Burkina Faso


Royalty Agreements held by Newco Barbados in the following properties:

     -    Don Mario Mine, Bolivia

     -    Dolores Deposit, Mexico

     -    Lluvio de Oro Mine, Mexico

     -    Marmato Property, Columbia

     -    Relief Canyon Mine, Nevada

     - Vueltas del Rio Mine, Honduras Closing of the transaction is on January 15, 2005, subject to customary conditions.

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The  Purchaser  and  the  Vendor have agreed to enter into a registration rights agreement with respect to the Purchaser's preparation and filing of one or more resale registration statements pursuant to United States securities laws with respect to the registration of the Common Shares (as defined in the SPA), in form and substance satisfactory to the Vendor in its sole discretion.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

Exhibit No.     Description
-----------     -----------

10.1            Share Purchase Agreement, dated November 28, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTLE MOUNTAIN GOLD EXPLORATION CORP.

By: /s/ James E. McKay
    -----------------
    James E. McKay
    Chief Executive Office

Dated:  December 1, 2005

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